Going Concern and Management's Plans	12 Months Ended
Dec. 31, 2018
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Going Concern and Management's Plans

Note 2. Going Concern and Management’s Plans

The Company had a net loss of $13.3 million during 2018 and has an accumulated deficit of $127.0 million at December 31, 2018 resulting from having incurred losses since its inception. The Company had $22.8 million of working capital at December 31, 2018 and used $11.7 million of cash in its operating activities during 2018. The Company has financed its operations principally through issuances of equity securities.

The Company has continued to focus on expense control, including reducing its workforce, reducing outside consultants, reducing legal fees and implementing a policy providing for Board members to receive common stock in lieu of cash payments for Board service compensation.

On December 19, 2018, the Company entered into a Securities Purchase Agreement with certain purchasers, pursuant to which the Company sold and issued 10,272,375 units at a price per unit of $1.61, for aggregate gross proceeds of $16.5 million. Each unit consisted of one share of common stock and a warrant to purchase 0.05 shares of common stock at an exercise price of $2.00 per share, for an aggregate of 10,272,375 shares of common stock and corresponding warrants to purchase an aggregate of 513,617 shares of common stock, together with the shares of common stock are referred to as the 2018 Resale Shares.

The accompanying consolidated financial statements have been prepared under the assumption the Company will continue to operate as a going concern, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts of liabilities that may result from uncertainty related to the Company’s ability to continue as a going concern.

The Company expects to continue incurring losses for the foreseeable future and may be required to raise additional capital to complete its clinical trials, pursue product development initiatives and penetrate markets for the sale of its products. Management believes that the Company will continue to have access to capital resources through possible public or private equity offerings, debt financings, corporate collaborations or other means, but the Company’s access to such capital resources is uncertain and is not assured. If the Company is unable to secure additional capital, it may be required to curtail its clinical trials and development of new products and take additional measures to reduce expenses in order to conserve its cash in amounts sufficient to sustain operations and meet its obligations. These measures could cause significant delays in the Company’s efforts to complete its clinical trials and commercialize its products, which is critical to the realization of its business plan and the future operations of the Company. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset amounts or the classification of liabilities that might be necessary should it be unable to continue as a going concern.

Management believes that the Company does not have sufficient capital resources to sustain operations through at least the next twelve months from the date of this filing. Additionally, in view of the Company’s expectation to incur significant losses for the foreseeable future it will be required to raise additional capital resources in order to fund its operations, although the availability of, and the Company’s access to such resources is not assured. Accordingly, management believes that there is substantial doubt regarding the Company’s ability to continue operating as a going concern within one year from the date of filing these financial statements.